                                                                   Exhibit 99.1

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Timothy P. Harris, Secretary of the Corporation, and in his absence, Robin Wagner, Vice President, Corporate Counsel, Laura K. Kealey, Vice President, Corporate Counsel or Kathleen A. Chapman, Assistant Secretary as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 3/rd/ day of March, 2004.

                                                  /s/ James J. Avery
                                                  -----------------------------
                                                  James J. Avery

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Timothy P. Harris, Secretary of the Corporation, and in his absence, Robin Wagner, Vice President, Corporate Counsel, Laura K. Kealey, Vice President, Corporate Counsel or Kathleen A. Chapman, Assistant Secretary as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 3/rd/ day of March, 2004.

                                                  /s/ Helen M. Galt
                                                  -----------------------------
                                                  Helen M. Galt

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Timothy P. Harris, Secretary of the Corporation, and in his absence, Robin Wagner, Vice President, Corporate Counsel, Laura K. Kealey, Vice President, Corporate Counsel or Kathleen A. Chapman, Assistant Secretary as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

   IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 4/th/ day of March, 2004.

                                                  /s/ Ronald P. Joelson
                                                  -----------------------------
                                                  Ronald P. Joelson

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Timothy P. Harris, Secretary of the Corporation, and in his absence, Robin Wagner, Vice President, Corporate Counsel, Laura K. Kealey, Vice President, Corporate Counsel or Kathleen A. Chapman, Assistant Secretary as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 4/th/ day of March, 2004.

                                                  /s/ Andrew J. Mako
                                                  -----------------------------
                                                  Andrew J. Mako

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chief Executive Officer, President and Director of American Skandia Life Assurance Corporation, a Connecticut corporation (the "Corporation"), does hereby make, constitute and appoint Timothy P. Harris, Secretary of the Corporation, and in his absence, Robin Wagner, Vice President, Corporate Counsel, Laura K. Kealey, Vice President, Corporate Counsel or Kathleen A. Chapman, Assistant Secretary as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his/her name on any and all registration statements, applications for exemptive relief, documents, instruments, and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering Annuity, Variable Annuity and Variable Life Insurance products under the Securities Act of 1933 and the Investment Company Act of 1940, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and gives said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 9/th/ day of March, 2004.

                                                  /s/ David R. Odenath
                                                  -----------------------------
                                                  David R. Odenath